Tanaka Capital Management Announces #1 Ranking For January 2021 For The Tanaka Growth Fund In The Multicap Core Mutual Fund Category Following Its #1 Ranking For Full Year 2020

14.6% January Return Compares with Refinitiv Lipper Category Average of -0.4%

NEWS PROVIDED BY
Tanaka Capital Management →
Feb 18, 2021, 11:01 ET

NEW YORK, Feb. 18, 2021 /PRNewswire/ -- Tanaka Capital Management today announced that as published in the Wall Street Journal on February 8, 2021, the TANAKA Growth Fund (TGFRX) was ranked #1 by Refinitiv Lipper in its Multicap Core category of 692 mutual funds for the month of January 2021. In January, the Fund's total return was 14.6%, compared to the Refinitiv Lipper category average of -0.4%. Year to date, the Fund is up 33.8% through February 17, 2021 versus 5.4% for its benchmark Wilshire 2500 Growth index and 4.9% for the S&P 500. This latest #1 ranking for January 2021 follows the Fund's #1 ranking in its category for 2020 when the Fund was up 50.9% vs. 16.6% for the Lipper category average last year.

"We are proud of our continued outperformance relative to other peer funds and the Wilshire and S&P indexes," said Graham Tanaka, President of Tanaka Capital Management. "We have been unwavering in our focus on finding proprietary platform companies delivering growth over multiple years and patiently building positions to maximize potential returns for our

investors. We are pleased with the broad contribution to our performance this year with 5 stocks up over 30% and another 3 stocks up 20% or more through February 17th. We are encouraged that several of our other holdings, which have not yet moved, could be on the cusp of multiple catalysts over the next 12-18 months."

"By taking a disciplined, fundamental research approach to finding the best companies in their respective sectors, we find disruptors early on and often before they are discovered by Wall Street," said Benjamin Bratt, Vice President of Tanaka Capital Management as well as Chief Financial Officer and Chief Compliance Officer of the TANAKA Growth Fund. "This allows us to build investment positions over time in companies poised to be future leaders at attractive entry points relative to the future value of their businesses."

Available for Business Media Interviews for Expertise in Technology, Biotech and other Durable Growth Stocks

Graham Tanaka has made numerous television appearances on CNBC, Bloomberg Television, Reuters Television, and Yahoo Finance Live and been quoted in the Wall Street Journal and numerous other business publications due to his expertise in discovering companies that can grow significantly for many years. He is available for interviews with business media seeking his expert commentary and his investment views on such companies as AFLAC, Intel, Dunkin' Donuts, Subaru, Novellus, ASML, Pfizer, Qualcomm, Apple, Tesla, and Amyris, all of which he identified and invested in early.

The TANAKA Growth Fund is currently open to new mutual fund investors. Investors can call 1-877-4TANAKA directly. The Fund is also available through Fidelity, Charles Schwab, TD Ameritrade, Vanguard, Wells Fargo, UBS, LPL Financial Services, Pershing, and Janney Montgomery Scott.

About Tanaka Capital Management

Founded in 1986, Tanaka Capital Management is the advisor to the TANAKA Growth Fund and also provides individually tailored investment management to high-net worth individuals, pension plans and endowments. The firm's investment philosophy reflects the view there are always misunderstood companies in the marketplace. It is our job to find these

companies and validate whether they can deliver durable growth for our investors in the years ahead. Tanaka Capital Management is also accepting new clients for privately managed accounts. For more information, please visit www.tanaka.com.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4TANAKA.

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4TANAKA.

Refinitiv Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Contact:
CapComm Partners (financial communications/investor relations)
Peter DeNardo
peter@capcommpartners.com
+1 (415) 389-6400

SOURCE Tanaka Capital Management

Related Links

http://www.tanaka.com